Deustche Asset Management [LOGO]
                                             A Member of the Deustche Bank Group




Chief Executive Officer
Section 906 Certification under Sarbanes Oxley Act






I, Richard T. Hale, certify that:

1. I have reviewed this report, filed on behalf of Scudder Health Care Fund, a series of Scudder Securities Trust, on Form N-CSR of the Scudder Health Care Fund (the "Company");

2. Based on my knowledge and pursuant to 18 U.S.C. ss. 1350, the periodic report on Form N-CSR (the "Report") fully complies with the requirements of ss. 13 (a) or ss. 15 (d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




January 16, 2004                             /s/Richard T. Hale
                                             Richard T. Hale
                                             Chief Executive Officer
                                             Scudder Health Care Fund, a
                                             series of Scudder Securities
                                             Trust

                                                Deustche Asset Management [LOGO]
                                             A Member of the Deustche Bank Group




Chief Financial Officer
Section 906 Certification under Sarbanes Oxley Act






I, Charles A. Rizzo, certify that:

1. I have reviewed this report, filed on behalf of Scudder Health Care Fund, a series of Scudder Securities Trust, on Form N-CSR of the Scudder Health Care Fund (the "Company");

2. Based on my knowledge and pursuant to 18 U.S.C. ss. 1350, the periodic report on Form N-CSR (the "Report") fully complies with the requirements of ss. 13 (a) or ss. 15 (d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




January 16, 2004                                    /s/Charles A. Rizzo
                                                    Charles A. Rizzo
                                                    Chief Financial Officer
                                                    Scudder Health Care Fund, a
                                                    series of Scudder Securities
                                                    Trust